                                    FROM THE

                STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS

                   DEPARTMENT OF CHILDREN, YOUTH AND FAMILIES

                                       TO

                                NETWORK SIX, INC.

                                    AGREEMENT

This agreement, including attached addenda, is hereby entered into as of the first day of December, 1999, by and between the Rhode Island Department of Children, Youth and Families, hereinafter referred to as the DEPARTMENT, and Network Six, Inc. hereinafter referred to as the PROVIDER.

Whereas, the DEPARTMENT desires to engage the PROVIDER to offer services and activities further described in ADDENDUM I - PROGRAM. Now, therefore, the parties hereto do mutually agree as follows:

PAR. 1. PERFORMANCE

         The PROVIDER shall in a satisfactory manner, perform all obligations and duties as contained in ADDENDUM I - PROGRAM, hereby incorporated by reference into this agreement. Disputes concerning PROVIDER'S performance shall be addressed according to the procedure defined in Par. 19 - Settlement of Disputes.

PAR. 2. TIME OF PERFORMANCE

         The PROVIDER shall commence performance of this Agreement on the first day of February 2000, and shall complete performance no later than the thirty-first day of January 2001, unless terminated prior to that date by other provisions of this Agreement. This Agreement may, at the sole discretion of the Department, be extended for a period of one to two years upon 120 days prior written notice to the PROVIDER. In the event that the Department so elects to extend this Agreement, the PROVIDER shall identify, not later than 90 (ninety) days prior to the expiration of year one (1) of the Agreement, those personnel who the

         PROVIDER will assign to the project during the extension and shall retain said personnel on this project throughout the extension.

PAR. 3. BUDGET

         Total payment for services provided under this Agreement shall not exceed $1,495,000.00 for the period February 1, 2000 through January 31, 2001, unless there have been changes pursuant to PAR. 7 hereof, as detailed in the budget attached hereto and incorporated by reference in ADDENDUM II - BUDGET. Expenditures exceeding budgeted line-item categories by ten (10%) shall not be authorized unless prior written approval is first obtained pursuant to PAR. 7. - CHANGES of this Agreement, subject to the maximum amount of this Agreement as above stated.

PAR. 4. METHOD OF PAYMENTS AND REPORTS

         The DEPARTMENT will make payment to the PROVIDER in accordance with provisions of ADDENDUM III - PAYMENTS AND REPORTS SCHEDULE attached hereto. The PROVIDER will complete and forward narrative and fiscal reports as per ADDENDUM III - PAYMENTS AND REPORTS SCHEDULE.

PAR. 5. TERMINATION OF AGREEMENT

         This Contract shall be subject to termination under any of the following conditions:

         a. MUTUAL AGREEMENT

            The contracting parties mutually agree in writing to termination.

         b. DEFAULT  BY PROVIDER

            The Rhode Island Department of Children, Youth and Families may, by ninety (90) days prior written notice to the PROVIDER signed by the Chief, Program Development, Contracts and Standards, (hereinafter, "the Chief") terminate the PROVIDER'S right to proceed as to the contract if the PROVIDER:

            1. materially fails to perform the services within the time specified or any extension thereof, or

            2. so fails to make progress as to materially endanger performance of the contract in accordance with its terms.

            Termination, at the option of the DEPARTMENT shall be effective ninety (90) days after receipt of such notice, unless the PROVIDER shall have corrected such failure(s) thirty (30) days after the receipt by the PROVIDER of such written notice; any failure which, in the exercise of due diligence, cannot be cured within such thirty
            (30) day period shall not be deemed a default so long as the PROVIDER shall within such period commence and thereafter continue diligently to cure such failure. None of the provisions of this Agreement shall entitle the DEPARTMENT to incidental or consequential damages.

         c. TERMINATION IN THE INTEREST OF THE DEPARTMENT OF CHILDREN, YOUTH AND FAMILIES

            The Chief, by ninety (90) days prior written notice, may terminate performance of work under this contract when it is in the best interest of the Rhode Island Department of Children, Youth and Families to do so. In the event of such termination, the PROVIDER will be compensated for all worked performed prior to such termination date.

         d. DEFAULT BY THE DEPARTMENT OF CHILDREN, YOUTH AND FAMILIES

            This contract may be terminated by the PROVIDER, for cause, upon the failure of the Rhode Island Department of Children, Youth and Families to perform any material provision required of it by the contract (including providing office space, computer equipment and the co-operation of the DEPARTMENT's personnel) provided the PROVIDER shall give the Chief at least ninety (90) days prior written notice. Termination, at the option of the PROVIDER shall be effective ninety (90) days after receipt of such notice, unless the Rhode Island Department of Children, Youth and Families shall have corrected such failure(s) thirty (30) days after the receipt by the Chief of such written notice; any failure which, in the exercise of due diligence, cannot be cured within such thirty (30) day period shall not be deemed a default so long as the Rhode Island Department of Children, Youth and Families shall within such period commence and thereafter continue diligently to cure such failure. Notwithstanding the above, there shall not be a cure period for non-payment in accordance with the terms hereof, and the PROVIDER may terminate this Agreement at any time that the DEPARTMENT is more than fifteen (15) days delinquent with respect to such payment.

         e. AVAILABILITY OF FUNDS

            It is understood and agreed by the parties hereto that all obligations of the Rhode Island Department of Children, Youth and Families, including the continuance of payments hereunder, are contingent upon the availability and continued appropriation of State and Federal funds, and in no event shall the Rhode Island Department of Children, Youth and Families be liable for any payments hereunder in excess of such available and appropriated funds. In the event that the amount of any available or appropriated funds provided by the State or Federal sources for the purchase of services hereunder shall be reduced, terminated or shall not be continued at an aggregate level sufficient to allow for the purchase of the specified amount of services to be purchased hereunder for any reason whatsoever, the Rhode Island Department of Children, Youth and Families shall notify the PROVIDER of such reduction of funds available and the Rhode Island Department of Children, Youth and Families shall be entitled to reduce its commitment hereunder as it deems necessary, but shall be obligated for payments due to the PROVIDER up to the time of such notice. None of the provisions of this paragraph shall entitle the PROVIDER to compensation for anticipated profits for unperformed work.

PAR. 6. RESPONSIBILITIES UPON TERMINATION

         Upon termination or expiration of the contract, the PROVIDER, shall, if requested by the Chief at least ninety (90) days prior to such termination or expiration, provide reasonable training for the Rhode Island Department of Children, Youth and Families' personnel and/or continued performance of the services specified herein for up to six (6) additional thirty (30) day periods commencing with the date of termination or expiration and continuing until given thirty days notice by the Chief to discontinue such training and/or services. For providing such training or continued performance after the term of the contract, the Rhode Island Department of Children, Youth and Families shall pay the PROVIDER at mutually agreed rates for personnel and supplies used in providing such training and/or services unless services delivered are already defined herein and rates established then such rates shall apply for periods within the term of the contract.

PAR. 7. CHANGES

         The DEPARTMENT and the PROVIDER may agree to changes in the scope of services, time of performance, or approved budget of the PROVIDER to be performed hereunder. Such changes, which are mutually agreed upon by the DEPARTMENT and PROVIDER, must be in writing and shall be made part of the Agreement by numerically consecutive amendment.

PAR. 8. SUBCONTRACTS

         It is expressly agreed that any subcontract to perform the services listed in ADDENDUM 1 - PROGRAM or any other obligations to be performed by the PROVIDER pursuant to this Agreement shall only be entered into with the written approval of the Department. Such approval shall not be unreasonably withheld.

PAR. 9. NONLIABILITY FOR INJURIES

         The PROVIDER will hold the State of Rhode Island and its officials harmless against claims for injuries of any kind which the staff of the PROVIDER may suffer directly or may cause to be suffered by any staff person or persons in the performance of this contract, unless caused by the willful misconduct or gross negligence of the DEPARTMENT.

PAR. 10. NONDISCRIMINATION IN EMPLOYMENT AND SEVICES

         The PROVIDER agrees to comply with the requirements of Title VI of the Civil Rights Act of 1964 (42 USC 2000d et seq.); Section 504 of the Rehabilitation Act of 1973, as amended (29 USC 794); Title IX of the Education Amendments of 1972 (20 USC 1681 et seq.); the United States Department of Health and Human Services Regulations found in 45 CFR, parts 80 and 84; and the United States Department of Education Implementing Regulations (34 CFR, Parts 104 and 106); which prohibit discrimination on the basis of race, color, national origin, handicap, or sex, in acceptance for or provision of services, employment, or treatment in educational or other programs or actives.

         The PROVIDER acknowledges receipt OF ADDENDUM V - NOTICE TO DEPARTMENT OF CHILDREN, YOUTH AND FAMILIES SERVICE PROVIDERS OF THEIR RESPONSIBILITIES UNDER TITLE VI OF THE CIVIL RIGHTS ACT OF 1964 and ADDENDUM VI - NOTICE TO DEPARTMENT OF CHILDREN, YOUTH AND FAMILIES SERVICE PROVIDERS OF THEIR RESPONSIBILITIES UNDER SECTION 504 OF THE REHABILITATION ACT OF 1973 incorporated herein by reference and made part by this Agreement.

         The PROVIDER agrees to comply with all other provisions applicable to law, including the Governor's Executive Order No. 85-11, which prohibits discrimination on the basis of race, color, religion, sex, age, national origin, political belief, sexual preference, or handicap. The PROVIDER also agrees to comply with the requirements of the Department of Children, Youth and Families for safeguarding of client information.

         Failure to comply with this item may be the basis for cancellation of this Agreement in accordance with PAR. 5 (b) hereof.

PAR. 11. ASSIGNABILITY

         The PROVIDER shall not assign any interest in this Agreement (whether by assignment or novation) without prior written consent of the DEPARTMENT thereto; PROVIDED, HOWEVER, that claims or money due or to become due to the PROVIDER from the DEPARTMENT under this Agreement may be assigned to a bank, trust company, or other financial institution without such approval. Notice of any such assignment or transfer shall be furnished promptly to the DEPARTMENT.

PAR. 12. COPYRIGHTS

         The PROVIDER is free to copyright any books, publications, or other copyrightable materials developed in the course of or under this agreement, but the DEPARTMENT shall reserve a royalty-free, nonexclusive, and irrevocable right to reproduce, publish, or otherwise use, and authorize others to use, the work for government purposes.

PAR. 13. GOVERNING LAW

         This Agreement is deemed executed and delivered in the City of Providence, State of Rhode Island, and all questions arising out of our under this Agreement shall be governed by the laws of the State of Rhode Island.

PAR. 14. PARTNERSHIP

         It is understood and agreed that nothing herein is intended or should be construed in any manner as creating or establishing the legal relation of partnership between the parties hereto, or as constituting the employees, agents, or representatives of the PROVIDER or the DEPARTMENT included in this Agreement as employees, agents, or representatives of the other.

PAR. 15. ACCESSIBILITY AND RETENTION OF RECORDS

         The PROVIDER agrees to make accessible and to maintain all fiscal and activity records relating to this Agreement to State and/or Federal officials. This is also intended to included any auditing, monitoring, and evaluation procedures, including on-site visits, performed individually or jointly, by State or Federal officials or their agents. If such records are maintained outside of the State of Rhode Island, such records shall be made accessible by the PROVIDER at a Rhode Island location. Minutes of the Board of Directors meetings, fiscal records, and narrative records pertaining to activities performed will be retained for audit purposes for a period of at least three (3) years following the submission of the final expenditure report for this Agreement or, if an audit is in process and audit findings have not been received at the end of the three (3) years, the records shall be retained until resolution of the audit findings are made.

PAR. 16. SEVERABILITY

         If any provision of this Agreement is held invalid, the remainder of this Agreement shall not be affected thereby if such remainder would then continue to conform to the terms and requirements of applicable law.

PAR. 17. DRUG FREE WORK PLACE POLICY

         The PROVIDER agrees to comply with the requirements of the Governor's Executive Order No. 98-14 and the Federal Anti-Drug Abuse Act of 1988. As a condition of contracting with the State of Rhode Island, the PROVIDE hereby agrees to abide BY ADDENDUM VII - THE STATE'S DRUG FREE WORK PLACE POLICY, and in accordance therewith has executed ADDENDUM VII - DRUG FREE WORK PLACE POLICY CONTRACTOR CERTIFICATE OF COMPLIANCE.

         Furthermore, the PROVIDER agrees to submit to DCYF any report or forms which may from time-to-time be required to determine the PROVIDER'S compliance with this policy.

         The PROVIDER acknowledges that a violation by the PROVIDER of the Drug Free Work Place Policy which is not responded to by the PROVIDER in accordance with the provisions of said Policy, may, at DCYF option, result in the termination this Agreement in accordance with PAR. 5 (b) hereof.

PAR. 18. ATTACHMENTS

         Attached hereto and made part of this Agreement are the following
         Addenda:

         ADDENDUM          I.               Program

         ADDENDUM          II.              Budget

         ADDENDUM          III.             Payments and Reports Schedule

         ADDENDUM          IV.              N/A

         ADDENDUM          V.               Notice to Department of Children,
                                            Youth and Families Service Providers
                                            of the Responsibilities under Title
                                            VI of the Civil Rights Act of 1964

         ADDENDUM          VI.              Notice to Department of Children,
                                            Youth and Families Service Providers
                                            of their Responsibilities under
                                            Section 504 of the Rehabilitation
                                            Act of 1973

         ADDENDUM          VII.             Drug Free Work Place Policy

         ADDENDUM          VIII.            Contractor Certificate of Compliance

PAR. 19. SETTLEMENT OF DISPUTES

         Any dispute concerning this Agreement shall be decided by the following process:

         Step 1 - The DEPARTMENT'S Chief of Management Information Systems and the PROVIDER'S Project Manager will attempt to resolve the issue at hand.

         Step 2 - If the Step 1 process does not result in a resolution within seven (7) days, then the issue shall be resolved by a Committee of three consisting of the Executive Director for Administration, the President of the PROVIDER, and a mutually agreed to third party.

         The Committee's decision shall be final and conclusive subject only to whatever rights, if any, the PROVIDER may have pursuant to Rhode Island law. If the Committee is unable to make a decision within fifteen (15) days, both parties may pursue their rights under law.

PAR. 20. WORK REVIEWS

         The PROVIDER agrees that all work performed under this agreement may be reviewed by the Office of Information Processing, Department of Administration, State of Rhode Island, and by any third party designated by the Department.

PAR. 21.  FORCE MAJEURE

         The PROVIDER shall not be liable for any damages if the failure to perform this Agreement arises out of causes beyond the control and without the fault or negligence of the PROVIDER. Such causes may include, but are not restricted to, acts of God, actions or inactions of the DEPARTMENT, floods, epidemics, fire, quarantine restrictions, strikes, labor shortages, freight embargoes, unusually severe weather and failure of the DEPARTMENT to pay the PROVIDER when payments are due for services performed hereunder; but in every case the failure to perform must be beyond the control and without substantial fault or negligence of the PROVIDER. When such a cause arises, the PROVIDER shall notify the DEPARTMENT immediately in writing of the impracticability and how it affects performance, and the anticipated duration of the inability to perform.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE HEREUNDER SET THEIR HANDS AS OF THE DATE FIRST ABOVE WRITTEN AND THE AGREEMENT MADE LEGALLY BINDING AS FOLLOWS:

WITNESS:    /s/ Donna J. Guido              BY:     /s/ Kenneth C. Kirsch
          -----------------------               -------------------------
          (SIGNATURE)                           CHAIR OR AUTHORIZED
                                                AGENT/SIGNATURE PROVIDER



                                                Kenneth C. Kirsch


          /s/ Donna J. Guido
          -----------------------               --------------------------------
          (TYPE OR PRINT NAME)                  (TYPE OR PRINT NAME)



WITNESS: /s/ Leon E. Saunders                   /s/ Jay Lindgren
         ---------------------------            --------------------------------
         (SIGNATURE)                            (DEPARTMENT OF CHILDREN,
                                                YOUTH AND FAMILIES)


         /s/ Leon E. Saunders
         --------------------------
         (TYPE OR PRINT NAME)



WITNESS: ______________________                      __________________________
         (SIGNATURE)                                 (DEPARTMENT OF
                                                     ADMINISTRATION)


         _________________________
         (TYPE OR PRINT NAME HERE)

AGREEMENT NO.




                                   ADDENDUM I

                                     PROGRAM

NETWORK SIX, INC. PROPOSAL DATED OCTOBER 13, 1999, SUBMITTED TO OFFICE OF PURCHASING, DEPARTMENT OF ADMINISTRATION IN RESPONSE TO RFP #2770. SAID PROPOSAL IS INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN. ADDITIONALLY, RFP # 2770 IS INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN. IN THE EVENT THAT THERE IS A CONFLICT BETWEEN ANY PROVISION OF RFP # 2770 AND A PROVISION OF THE NETWORK SIX, INC. PROPOSAL, THE LANGUAGE OF RFP #2770 SHALL PREVAIL. IN THE EVENT THAT THERE IS A CONFLICT BETWEEN THIS AGREEMENT AND THE PROPOSAL OR THE RFP, THE LANGUAGE OF THIS AGREEMENT SHALL PREVAIL.

                                  ADDENDUM II

                                     BUDGET

                                  ADDENDUM III

                          PAYMENTS AND REPORTS SCHEDULE

1. Within twenty (20) working days after the termination of this Agreement, the PROVIDER will submit an annual written report summarizing accomplishments of goals and objectives as outlined in ADDENDUM I - PROGRAM.

2. Payments under this Agreement will be made monthly upon submission of the appropriate documentation. Terms are net thirty (30) days.

3.       Narrative and fiscal reports shall be sent to:

                   Department of Children, Youth and Families
                               Contract Management
                               Mt. Pleasant Avenue
                               Providence, RI 02920

4. All reports are due ten (10) working days after the end of the reporting period. Material failure to provide required reports and data within the prescribed time frame may result in a delay of payment or the withholding of funds to the PROVIDER.

                                   ADDENDUM V

             RHODE ISLAND DEPARTMENT OF CHILDREN, YOUTH AND FAMILIES

          NOTICE TO DEPARTMENT OF CHILDREN, YOUTH AND FAMILIES SERVICE
                               PROVIDERS OF THEIR
         RESPONSIBILITIES UNDER TITLE VI OF THE CIVIL RIGHTS ACT OF 1964

PUBLIC AND PRIVATE AGENCIES, ORGANIZATION, INSTITUTIONS, AND PERSONS THAT RECEIVE FEDERAL FINANCIAL ASSISTANCE THROUGH THE DEPARTMENT OF CHILDREN, YOUTH AND FAMILIES (DCYF) ARE SUBJECT TO THE REVISION OF TITLE VI OF THE CIVIL RIGHTS ACT OF 1964 AND THE IMPLEMENTING REGULATIONS OF THE UNITED STATED DEPARTMENT OF HEALTH AND HUMAN SERVICES (DHHS), WHICH IS LOCATED AT 45 CFR, PART 80. DCYF CONTRACTS WITH SERVICE PROVIDERS INCLUDE A PROVIDER'S ASSURANCE THAT IN COMPLIANCE WITH TITLE VI AND THE IMPLEMENTING REGULATIONS, NO PERSON SHALL BE EXCLUDED FROM PARTICIPATION IN, DENIED THE BENEFITS OF, OR BE OTHERWISE SUBJECTED TO DISCRIMINATION IN ITS PROGRAMS AND ACTIVITIES ON THE GROUNDS OF RACE, COLOR, OR NATIONAL ORIGIN.

IN FISCAL YEAR 1983, DCYF BEGAN TO REVIEW ITS SERVICE PROVIDERS TO ASSURE THAT THEY ARE COMPLYING WITH THESE REQUIREMENTS.

IT IS THE RESPONSIBILITY OF EACH SERVICE PROVIDER TO ACQUAINT ITSELF WITH ALL OF THE PROVISIONS OF THE TITLE VI REGULATIONS. A COPY OF THE REGULATIONS IS AVAILABLE UPON REQUEST FOR THE COMMUNITY RELATIONS LIAISON OFFICER, DEPARTMENT OF CHILDREN, YOUTH AND FAMILIES, MT. PLEASANT AVENUE, PROVIDENCE, RI, 02903;
TELEPHONE: (401) 457-4810.

THE REGULATIONS ADDRESS THE FOLLOWING TOPICS:

SECTION:

80.1        PURPOSE
80.2        APPLICATION OF THIS REGULATION
80.3        DISCRIMINATION PROHIBITED
80.4        ASSURANCES REQUIRED
80.5        ILLUSTRATIVE APPLICATIONS
80.6        COMPLIANCE INFORMATION
80.7        CONDUCT OF INVESTIGATIONS
80.8        PROCEDURE FOR EFFECTING COMPLIANCE
80.9        HEARINGS
80.10       DECISIONS AND NOTICES
80.11       JUDICIAL REVIEW

80.12       EFFECT ON OTHER REGULATIONS; FORMS AND INSTRUCTIONS
80.13       DEFINITION

                                   ADDENDUM VI

             RHODE ISLAND DEPARTMENT OF CHILDREN, YOUTH AND FAMILIES

          NOTICE TO DEPARTMENT OF CHILDREN, YOUTH AND FAMILIES SERVICE
                               PROVIDERS OF THEIR
      RESPONSIBILITIES UNDER SECTION 504 OF THE REHABILITATION ACT OF 1973

PUBLIC AND PRIVATE AGENCIES, ORGANIZATIONS, INSTITUTIONS, AND PERSONS THAT RECEIVE FEDERAL FINANCIAL ASSISTANCE THROUGH THE DEPARTMENT OF CHILDREN, YOUTH AND FAMILIES (DCYF) ARE SUBJECT TO THE PROVISIONS OF SECTION 504 OF THE REHABILITATION ACT OF 1973 AND THE IMPLEMENTING REGULATIONS OF THE UNTIED STATES DEPARTMENT OF HEALTH AND HUMAN SERVICES (DHHS), WHICH IS LOCATED AT 45 CFR, PART
84. DCYF CONTRACTS WITH SERVICE PROVIDERS INCLUDE THE PROVIDER'S ASSURANCE THAT IT WILL COMPLY WITH SECTION 504 OF THE REGULATIONS, WHICH PROHIBITS DISCRIMINATION AGAINST HANDICAPPED PERSONS IN PROVING HEALTH, WELFARE, OR OTHER SOCIAL SERVICES OR BENEFITS.

IN FISCAL YEAR 1983, DCYF BEGAN TO REVIEW ITS SERVICE PROVIDERS TO ASSURE THAT THEY ARE COMPLYING WITH THESE REQUIREMENT.

IT IS THE RESPONSIBILITY OF EACH SERVICE PROVIDER TO ACQUAINT ITSELF WITH ALL OF THE PROVISIONS OF THE SECTION 504 REGULATIONS. A COPY OF THE REGULATIONS, TOGETHER WITH AN AUGUST 14, 1978, POLICY INTERPRETATION OF GENERAL INTEREST TO PROVIDERS OF HEALTH, WELFARE, OR OTHER SOCIAL SERVICE BENEFITS, IS AVAILABLE UPON REQUEST FROM THE COMMUNITY RELATIONS LIAISON OFFICER, DEPARTMENT OF CHILDREN, YOUTH AND FAMILIES, MT. PLEASANT AVENUE, PROVIDENCE, RI, 02920; TELEPHONE NUMBER : (401) 547-4810.

PROVIDERS SHOULD PAY PARTICULAR ATTENTION TO SUBPARTS A, BA, C, AND F OF THE REGULATIONS WHICH PERTAIN TO THE FOLLOWING:

SUBPART A - GENERAL PROVISIONS

SECTION:

84.1          PURPOSE
84.2          APPLICATIONS
84.3          DEFINITIONS
84.4          DISCRIMINATION PROHIBITED
84.5          ASSURANCE REQUIRED
84.6 REMEDIAL ACTION, VOLUNTARY ACTION, AND SELF-EVALUATION DESIGNATION OF RESPONSIBLE EMPLOYEE AND ADOPTIVE
              GRIEVANCE PROCEDURES

84.7          NOTICE
84.8          ADMINISTRATIVE REQUIREMENTS FOR SMALL RECIPIENTS
84.9          EFFECT OF STATE OR LOCAL LAW OR OTHER REQUIREMENTS
              AND EFFECT OF EMPLOYMENT OPPORTUNITIES
                                                                       JUNE 1999

                                  ADDENDUM VII

                           DRUG-FREE WORKPLACE POLICY

DRUG USE AND ABUSE AT THE WORKPLACE OR WHILE ON DUTY ARE SUBJECTS OF IMMEDIATE CONCERN IN OUR SOCIETY. THESE PROBLEMS ARE EXTREMELY COMPLEX AND ONES FOR WHICH THERE ARE NOT EASY SOLUTIONS. FROM A SAFETY PERSPECTIVE, THE USES OF DRUGS MAY IMPAIR THE WELL-BEING OF ALL EMPLOYEES, THE PUBLIC AT LARGE, AND RESULT IN DAMAGE TO PROPERTY. THEREFORE, IT IS THE POLICY OF THE STATE THAT THE UNLAWFUL MANUFACTURE, DISTRIBUTION, DISPENSATION, POSSESSION, OR USE OF A CONTROLLED SUBSTANCE IS PROHIBITED IN THE WORKPLACE. ANY EMPLOYEE(S) VIOLATING THIS POLICY WILL BE SUBJECT TO DISCIPLINE UP TO AND INCLUDING TERMINATION. AN EMPLOYEE MAY ALSO BE DISCHARGED OR OTHERWISE DISCIPLINED FOR A CONVICTION INVOLVING ILLICIT DRUG BEHAVIOR, REGARDLESS OF WHETHER THE EMPLOYEE'S CONDUCT WAS DETECTED WITHIN EMPLOYMENT HOURS OR WHETHER HIS/HER ACTIONS WERE CONNECTED IN ANY WAY WITH HIS OR HER EMPLOYMENT. THE SPECIFICS OF THIS POLICY ARE AS FOLLOWS:

1. ANY UNAUTHORIZED EMPLOYEE WHO GIVES OR IN ANY WAY TRANSFERS A CONTROLLED SUBSTANCE TO ANOTHER PERSON OR SELLS OR MANUFACTURES A CONTROLLED SUBSTANCE WHILE ON DUTY, REGARDLESS OF WHETHER THE EMPLOYEE IS ON OR OFF THE PREMISES OF THE EMPLOYER WILL BE SUBJECT TO DISCIPLINE UP TO AND INCLUDING TERMINATION.

2.       THE TERM "CONTROLLED SUBSTANCE" MEANS ANY DRUGS LISTED
         IN 21 USC, SECTION 812 AND OTHER FEDERAL REGULATIONS. GENERALLY, ALL ILLEGAL DRUGS AND SUBSTANCES ARE INCLUDED, SUCH AS MARIJUANA, HEROIN, MORPHINE, COCAINE, CODEINE OR OPIUM ADDITIVES, LSD, DMT, STP, AMPHETAMINES, METHAMPHETAMINES AND BARBITURATES.

3.       EACH EMPLOYEE IS REQUIRED BY LAW TO INFORM THE AGENCY WITHIN
         FIVE (5) DAYS AFTER HE/SHE IS CONVICTED FOR COALITION OF ANY FEDERAL OR STATE CRIMINAL DRUG STATUTE. A CONVICTION MEANS A FINDING OF GUILT (INCLUDING A PLEA OF NOLO CONTENDERE) OR THE IMPOSITIONS OF A SENTENCE BY A JUDGE OR JURY IN ANY FEDERAL OR STATE COURT.

4. THE EMPLOYER (THE HIRING AUTHORITY) WILL BE RESPONSIBLE FOR REPORTING CONVICTION(S) TO THE APPROPRIATE FEDERAL GRANTING SOURCE, WITHIN TEN (10) DAYS AFTER RECEIVING NOTICE FROM THE EMPLOYEE OR OTHERWISE RECEIVES ACTUAL NOTICE OF SUCH CONVICTION(S). ALL CONVICTION(S) MUST BE REPORTED IN WRITING

         TO THE OFFICE OF PERSONNEL ADMINISTRATION (OPA) WITHIN THE SAME TIME FRAME.

5. IF AN EMPLOYEE IS CONVICTED OF VIOLATING ANY CRIMINAL DRUG STATUTE WHILE ON DUTY, HE/SHE WILL BE SUBJECT TO DISCIPLINE UP TO AND INCLUDING TERMINATION. CONVICTION(S) WHILE OFF DUTY MAY RESULT IN DISCIPLINE OR DISCHARGE.

6. THE STATE ENCOURAGES ANY EMPLOYEE WITH A DRUG ABUSE PROBLEM TO SEEK ASSISTANCE FROM THE RHODE ISLAND EMPLOYEE ASSISTANCE PROGRAM (RIEAP). YOUR DEPARTMENT PERSONNEL OFFICER HAS MORE INFORMATION ON RIEAP.

7.       THE LAW REQUIRES ALL EMPLOYEES TO ABIDE BY THIS POLICY.

                                                                       JUNE 1999

EMPLOYEE RETAIN THIS COPY

                                  ADDENDUM VIII

                           DRUG-FREE WORKPLACE POLICY

                      CONTRACTOR CERTIFICATE OF COMPLIANCE

I, KENNETH C. KIRSCH, PRESIDENT & CEO, NETWORK SIX, INC. ("NSI"), A CONTRACTOR DOING BUSINESS WITH THE STATE OF RHODE ISLAND, HEREBY ACKNOWLEDGES THAT NSI HAS RECEIVED A COPY OF THE STATE'S POLICY REGARDING THE MAINTENANCE OF A DRUG-FREE WORKPLACE. NSI HAS BEEN INFORMED THAT THE UNLAWFUL MANUFACTURE, DISTRIBUTION, DISPENSATION, POSSESSION, OR USE OF A CONTROLLED SUBSTANCE (TO INCLUDE BUT NOT LIMITED TO SUCH DRUGS AS MARIJUANA, HEROIN, COCAINE, PCP AND CRACK, AND MAY ALSO INCLUDE LEGAL DRUGS WHICH MAY BE PRESCRIBED BY A LICENSED PHYSICIAN IF THEY ARE ABUSED) IS PROHIBITED ON THE STATE'S PREMISES OR WHILE CONDUCTING STATE BUSINESS. NSI ACKNOWLEDGES THAT ITS EMPLOYEES MUST REPORT FOR WORK IN A FIT CONDITION TO PERFORM THEIR DUTIES.

AS A CONDITION FOR CONTRACTING WITH THE STATE, AS A RESULT OF THE FEDERAL OMNIBUS DRUG ACT, NSI WILL REQUIRE ITS EMPLOYEES TO ABIDE BY THE STATE'S POLICY. FURTHER, NSI RECOGNIZES THAT ANY VIOLATION OF THIS POLICY MAY RESULT IN TERMINATION OF THE CONTRACT IN ACCORDANCE WITH PAR. 5 (b) OF THIS AGREEMENT.

/s/ Kenneth C. Kirsch                                        1/24/00
---------------------------------------                    -----------
AUTHORIZED AGENT/SIGNATURE PROVIDER                           DATE




COMMENTS, IF ANY:


/s/ Jay Lindgren                                             1/27/00
------------------------                                   -----------
JAY LINDGREN, DIRECTOR                                        DATE
DEPARTMENT OF CHILDREN, YOUTH AND FAMILIES